EXHIBIT 10.21

                               AMENDMENT AGREEMENT

DATE:  May ___, 1996

PARTIES: Loyal and Zelda Sorensen                                   ("Sorensen")
         7215 N.E. Parlane
         Vancouver, Washington 98662

         Jarred and Sharron Thompson                                ("Thompson")
         7220 N.E. Parlane
         Vancouver, Washington 98662

         Eagle Pacific Industries, Inc.                                 ("EPII")
         (formerly Black Hawk Holdings, Inc.)
         2430 Metropolitan Center
         333 South Seventh Street
         Minneapolis, Minnesota 55402

RECITALS:

         A. The parties hereto are all of the parties to that certain registration rights agreement dated as of July 10, 1995 (the "Registration Rights Agreement").

         B. The parties hereto are also all parties to that certain agreement by and among the parties hereto, Pacific Plastic, Inc. and Pacific Acquisition Corp. dated as of July 10, 1995 (the "Stock Agreement").

         C. The Registration Rights agreement provides for certain registration rights with respect to shares of stock of EPII obtained by Sorensen and Thompson pursuant to that stock purchase agreement by and among the parties hereto and Pacific Plastics, Inc. dated July 6, 1995 (the "Purchase Agreement") but does not cover the shares of stock of EPII obtained by Sorensen and Thompson pursuant to the Stock Agreement.

         D. The parties hereto desire to amend both the Registration Rights Agreement and the Stock Agreement.

AGREEMENT:

         The parties hereto, each intending to be legally bound, agree as follows:

         1. The Registration Rights Agreement is amended by amending the definition of "Shareholder's Shares" in Article 1 thereof to read as follows:

         "Shareholder's Shares" means the shares of Common Stock issued to the Shareholder pursuant to the Purchase Agreement and issued to the Shareholder pursuant to that certain agreement dated as of July 10, 1995 by and among Black Hawk, the Shareholders and certain other parties pursuant to which the Shareholders acquired in the aggregate 84,210 shares of Common Stock, or any other shares of Common Stock of Black Hawk issued in respect of such shares in connection with any stock split, stock dividend, reclassification, recapitalization, or similar event.

         2. The Stock Agreement is amended by deleting therefrom the provisions of Section 3 thereof.

         IN WITNESS WHEREOF, the undersigned have executed this agreement as of the day and year first above written.

                                         EAGLE PACIFIC INDUSTRIES, INC.
                                         (formerly Black Hawk Holdings, Inc.)


                                         By:___________________________________
                                            William H. Spell, President


                                         ______________________________________
                                         Loyal Sorensen


                                         ______________________________________
                                         Zelda Sorensen


                                         ______________________________________
                                         Jarred Thompson


                                         ______________________________________
                                         Sharron Thompson